UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): March 20, 2020

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     On March 20, 2020, the Board of Directors (“Board”) of Diamond Offshore Drilling, Inc. (the “Company”) increased the number of directors constituting the entire Board from eight directors to ten and appointed Alan H. Howard and Peter McTeague to the Board. Effective March 20, 2020, Mr. Howard was appointed to serve as Chairman of the Audit Committee and to serve on the Finance Committee and the Executive Committee of the Board, and Mr. McTeague was appointed to serve on the Compensation Committee of the Board.

Mr. Howard is the founder and Managing Partner of Heathcote Advisors, LLC, a financial advisory firm. Mr. McTeague is the founder of McMacro Solutions LLC, a consulting firm assisting institutional investors to assess the global macro landscape and interest rate and currency risks.

Each new director will receive compensation for his service on the Board in accordance with the Company’s standard compensatory arrangements for non-employee directors, which, commencing April 1, 2020, will include an annual cash retainer in the amount of $150,000, a quarterly grant of immediately-vested restricted stock units with a grant date value of $12,500 and reimbursement of all reasonable out-of-pocket expenses incurred attending Board meetings. In addition, Mr. Howard will receive an annual cash retainer in the amount of $25,000 for serving as Chairman of the Audit Committee.

(e)    On March 20, 2020, the Company entered into an employment agreement with Marc Edwards (the “Agreement”), the Company’s President and Chief Executive Officer. The Agreement has a term of three years commencing on March 20, 2020. Pursuant to the Agreement, among other things, Mr. Edwards will receive an annualized base salary of $1,000,000 and will be entitled to receive an annual incentive cash award, subject to the attainment of certain performance goals and subject to the negative discretion of the Compensation Committee of the Board, with a target amount of $1,500,000. In addition, the Agreement provides that each calendar year during the term of the Agreement, Mr. Edwards will be granted a long-term incentive compensation award (an “LTIP Award”) with a target grant date fair value of not less than $3,500,000, which may be in the form of cash, restricted stock units with respect to the Company’s common stock or other equity-based awards (or any combination thereof), subject to the achievement of applicable performance goals, periodic vesting requirements, the negative discretion of the Compensation Committee and continued employment. Mr. Edwards is also entitled to participate in the Company’s benefit programs generally available to other senior officers and to receive reimbursement of certain business expenses incurred in connection with carrying out his duties.

If, during the term of the Agreement, Mr. Edwards’ employment is terminated due to death or permanent disability (as defined in the Agreement), he will be entitled to a pro-rata annual incentive cash award based on the target amount and, except as otherwise provided pursuant to the terms of the applicable award agreements, full vesting of all LTIP Awards whose vesting is subject only to continued employment and pro-rata vesting of LTIP Awards subject to performance conditions based on actual performance results attained as of the date of such termination. If, during the term of the Agreement, Mr. Edwards’ employment is terminated by the Company without cause (as defined in the Agreement) (other than due to death or permanent disability) or by Mr. Edwards with good reason (as defined in the Agreement) in accordance with the Agreement (other than within the three months preceding or 12 months following a “change in control” (as defined in the Agreement)), subject to execution of a release agreement, Mr. Edwards will be entitled to (a) separation payments of $208,333 per month for a period ranging from 12 to 24 months (the duration of such continued payments is dependent on the timing of Mr. Edwards termination of employment), (b) a pro-rata annual incentive cash award for the year of termination based on actual performance results, (c) except as otherwise provided pursuant to the terms of the applicable award agreements, full vesting of all LTIP Awards whose vesting is subject only to continued employment and continued eligibility for vesting of LTIP Awards subject to performance conditions (based on attainment of actual performance results), (d) 24 months of continued medical coverage and (e) outplacement services (not to exceed 12 months or $25,000).

If, during the three month period immediately preceding and the 12 month period immediately following a change in control, the Company terminates Mr. Edwards’ employment without cause or Mr. Edwards terminates his employment for good reason, then, instead of the monthly separation payments described in clause (a) of the immediately preceding paragraph, Mr. Edwards will be entitled to receive a lump-sum payment equal to two times the sum of (x) his annual base salary, (y) his target annual bonus opportunity and (z) his target LTIP Award opportunity.

The Agreement contains customary covenants regarding the Company’s indemnification of Mr. Edwards, non-competition covenants restricting the ability of Mr. Edwards to compete with the Company during the term of the Agreement and for a period of one year thereafter, non-solicitation and non-interference covenants applicable during the term of the Agreement and for a period of two years thereafter, and non-disparagement and confidentiality covenants.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is included as Exhibit 10.1 to this report.

Item 8.01.	Other Events

On March 20, 2020, the Board nominated Marc Edwards, Anatol Feygin, Paul G. Gaffney II, Alan H. Howard, Peter McTeague, Kenneth I. Siegel and James S. Tisch to serve as directors, in each case for election at the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”). The Board has approved the decrease in the number of directors that comprise the entire Board to seven directors, to become effective at the Annual Meeting. Also effective at the Annual Meeting, James S. Tisch, who currently serves as the Chairman of the Board, has resigned as Chairman, and the Board has elected Marc Edwards, the Company’s President and Chief Executive Officer, to serve as the successor Chairman of the Board.

Statements in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements concerning future actions of the Board and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. These risk factors include, among others, risks associated with worldwide demand for drilling services, depressed levels of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, litigation and disputes, operating risks and various other factors, many of which are beyond the Company’s control. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit number	Description

10.1	Employment Agreement, dated as of March 20, 2020, between Diamond Offshore Drilling, Inc. and Marc Edwards

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2020	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ David L. Roland
David L. Roland
Senior Vice President, General Counsel and Secretary

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